   As Filed with The Securities and Exchange Commission on September 29, 2000
                                              Registration No. 333-_____________
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                ----------------

                                PEOPLESOFT, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                   68-0137069
  (State or Other Jurisdiction              (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                               4460 Hacienda Drive
                          Pleasanton, California 94588
               (Address of Principal Executive Offices) (Zip Code)

                                 ---------------

                      AMENDED AND RESTATED 1989 STOCK PLAN
                        1992 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                                 ---------------

                                  Craig Conway
                      President and Chief Executive Officer
                                PeopleSoft, Inc.
                4460 Hacienda Drive, Pleasanton, California 94588
                     (Name and Address of Agent for Service)

                                 (925) 694-3000
          (Telephone number, including area code, of agent for service)

                                 ---------------

                         CALCULATION OF REGISTRATION FEE

                                                                 PROPOSED MAXIMUM     PROPOSED MAXIMUM
         TITLE OF SECURITIES TO                 AMOUNT TO BE      OFFERING PRICE         AGGREGATE               AMOUNT OF
              BE REGISTERED                     REGISTERED(1)       PER SHARE(2)      OFFERING PRICE(2)       REGISTRATION FEE
              -------------                     -------------       ------------      -----------------       ----------------
Common Stock, par value $.01 per share,
 to be issued under the Amended and
  Restated 1989 Stock Plan                   13,547,200 shares        $27.719        $375,514,836.80            $ 99,135.92

Common Stock, par value $.01 per share,
  to be issued  under the 1992  Employee
  Stock Purchase Plan                        4,064,160 shares         $27.719        $112,654,451.04            $ 29,740.78
-------------------------------------------------------------------------------------------------------
  Total                                     17,611,360 shares                        $488,169,287.84            $128,876.70
=======================================================================================================


(1) For the sole purpose of calculating the registration fee, the number of shares to be registered under this Registration Statement is the number of additional shares authorized to be issued under the Amended and Restated 1989 Stock Plan and the 1992 Employee Stock Purchase Plan.

(2) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the total registration fee. Computation based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on September 22, 2000 because the exercise prices for the options to be granted in the future and the prices at which shares will be purchased in the future are not currently determinable.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

        PeopleSoft, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

        a)      The contents of its Registration Statement on Form S-8 (SEC file
                no. 333-08575) as filed with the SEC on July 19, 1996.
        b)      The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 as filed with the SEC on March 30, 2000.
        c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 as filed with the SEC on August 14, 2000.

        All documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits

EXHIBIT
NUMBER      EXHIBIT
------      -------
4.1         Certificate of Amendment to Certificate of Incorporation of Registrant,
            as filed with the Secretary of State of the State of Delaware on July 3,
            1997 (incorporated by reference to Exhibit 3.3 filed with the
            Registrant's Annual Report on Form 10-K for the year ended December 31,
            1997).

4.2         Certificate of Amendment to Certificate of Incorporation of PeopleSoft,
            Inc., as filed with the Secretary of State of the State of Delaware on
            June 29, 1998. (incorporated by reference to Exhibit 3.4 filed with
            PeopleSoft, Inc.'s Registration Statement on From S-4 (333-91111) filed with the Securities and Exchange Commission on November 17, 1999).

4.3 Certificate of Designation as filed with the Secretary of State of the State of Delaware on March 24, 1998 (incorporated by reference to
            Exhibit 3.4 filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997).

4.4         Bylaws of Registrant as amended through December 31, 1998 (incorporated by reference to Exhibit 3.5 filed with the Registrant's Annual Report on
            Form 10-K for the year ended December 31, 1998).

4.5         Amendments to the Bylaws of Registrant dated March 4, 1999, April 7,
            1999 and February 3, 2000 (incorporated by reference to Exhibit 3.7 filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

4.6         First Amended and Restated Preferred Shares Rights Agreement dated
            December 16, 1997 (incorporated by reference to Exhibit 1 filed with the
            Registrant's Form 8-A/A filed with the Securities and Exchange
            Commission on March 25, 1998).

5 Opinion and consent of Counsel as to legality of securities being registered.

23.1        Consent of Ernst & Young LLP, Independent Auditors.

23.2        Consent of Counsel is contained in Exhibit 5.

24          Power of Attorney. Reference is made to page 3 of this Registration
            Statement.

99.1        Amended and Restated 1989 Stock Option Plan (as amended March 8,
            2000)

99.2        1992 Employee Stock Purchase Plan (as amended on January 31, 2000)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on this 29th day of September 2000.

                                            PEOPLESOFT, INC.

                                            By: /s/ Stephen F. Hill
                                               ---------------------------------
                                               Stephen F. Hill

                                            Sr. Vice President and Chief
                                            Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned officers and directors of PeopleSoft, Inc., a Delaware corporation, do hereby constitute and appoint Craig Conway, Stephen F. Hill and Anne Jordan, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

        IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURE                            TITLE                          DATE
     ---------                            -----                          ----
/s/ DAVID A. DUFFIELD      Chairman of the Board of Directors     September 29, 2000
------------------------
 David A. Duffield

/s/ ANEEL BHUSRI             Vice Chairman of the Board of        September 29, 2000
------------------------               Directors
    Aneel Bhusri

 /s/ CRAIG CONWAY        President, Chief Executive Officer and   September 29, 2000
------------------------               Director
    Craig Conway            (Principal Executive Officer
                                     and Director)

/s/ STEPHEN F. HILL           Sr. Vice President and Chief        September 29, 2000
------------------------          Financial Officer
  Stephen F. Hill         (Principal Financial and Accounting
                                        Officer)

                                        Director                  September 29, 2000
------------------------
  A. George Battle


/s/ STEVE GOLDBY                        Director                  September 29, 2000
------------------------
    Steve Goldby

/s/ GEORGE J. STILL, JR.                Director                  September 29, 2000
------------------------
George J. Still, Jr.

/s/ CYRIL J. YANSOUNI                   Director                  September 29, 2000
------------------------
 Cyril J. Yansouni

EXHIBIT INDEX

EXHIBIT
NUMBER      EXHIBIT
------      -------
4.1         Certificate of Amendment to Certificate of Incorporation of Registrant,
            as filed with the Secretary of State of the State of Delaware on July 3,
            1997 (incorporated by reference to Exhibit 3.3 filed with the
            Registrant's Annual Report on Form 10-K for the year ended December 31,
            1997).

4.2         Certificate of Amendment to Certificate of Incorporation of PeopleSoft,
            Inc., as filed with the Secretary of State of the State of Delaware on
            June 29, 1998. (incorporated by reference to Exhibit 3.4 filed with
            PeopleSoft, Inc.'s Registration Statement on From S-4 (333-91111) filed with the Securities and Exchange Commission on November 17, 1999).

4.3 Certificate of Designation as filed with the Secretary of State of the State of Delaware on March 24, 1998 (incorporated by reference to
            Exhibit 3.4 filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997).

4.4         Bylaws of Registrant as amended through December 31, 1998 (incorporated by reference to Exhibit 3.5 filed with the Registrant's Annual Report on
            Form 10-K for the year ended December 31, 1998).

4.5         Amendments to the Bylaws of Registrant dated March 4, 1999, April 7,
            1999 and February 3, 2000 (incorporated by reference to Exhibit 3.7 filed with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999).

4.6         First Amended and Restated Preferred Shares Rights Agreement dated
            December 16, 1997 (incorporated by reference to Exhibit 1 filed with the
            Registrant's Form 8-A/A filed with the Securities and Exchange
            Commission on March 25, 1998).

5 Opinion and consent of Counsel as to legality of securities being registered.

23.1        Consent of Ernst & Young LLP, Independent Auditors.

23.2        Consent of Counsel is contained in Exhibit 5.

24          Power of Attorney. Reference is made to page 3 of this Registration
            Statement.

99.1        Amended and Restated 1989 Stock Option Plan (as amended on March 8, 2000)

99.2        1992 Employee Stock Purchase Plan (as amended on January 31, 2000)